UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   December 1, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV Energy
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

None.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
Ex-99.1	Press Release dated December 1, 2008

Item 8.01	Other Events.

    On December 1, 2008, Nevada Power Company d/b/a NV Energy, a wholly owned subsidiary of NV Energy, Inc, filed its mandatory General Rate Case (GRC) with the Public Utilities Commission of Nevada.

    A copy of the press release detailing the GRC filing is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits — The following exhibit is filed with this Form 8-K:

99.1	Press Release, dated December 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: December 4, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Nevada Power Company d/b/a NV Energy, Inc. (Registrant)

Date: December 4, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer